Exhibit 10.4

SECOND AMENDMENT, dated as of November 2,  2007 (this “Amendment”), to the 364-Day Revolving Credit Agreement, dated as of April 6, 2006 (as previously amended by the letter agreement dated July 21, 2006 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PHH CORPORATION, a Maryland corporation (the “Borrower”), the several lenders from time to time parties thereto (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that a certain provision of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.  Defined Terms.  Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2.  Amendment to Section 6.1(i).  Section 6.1(i) of the Credit Agreement is hereby amended by deleting therefrom the following: “, if the aggregate principal amount of all such Indebtedness does not exceed $1,150,000,000”.

3.  Amendment Fee. The Borrower shall pay to Administrative Agent for the account of each Lender that executes and delivers a counterpart to this Amendment on or before 3:00 P.M. EST on November 2, 2007, an amendment fee equal to 0.03% of the outstanding principal amount of such Lender’s Revolving Commitments.

4.  Representations and Warranties.  On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatismutandis, except to the extent that such representations and warranties (i) are the subject of that certain Waiver, dated as of December 21, 2006, to the Credit Agreement or (ii) expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

5.  Effectiveness of Amendment.  This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

6.  Continuing Effect; No Other Amendments.  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

7.  Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.  Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

PHH CORPORATION

By:	/s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/John J. Coffey
Name: John J. Coffey
Title: Managing Director

CITICORP USA, INC., as a Lender

By:	/s/Peter Kettle
Name: Peter Kettle
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/Karin E. Samuel
Name: Karin E. Samuel
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/Todd Meller
Name: Todd Meller
Title: Managing Director

CITICORP USA, INC.

By:	/s/Andrew L. Kreeger
Name: Andrew L. Kreeger
Title: Vice President